                            ZAPATA ENERGY INDUSTRIES
                          COMBINED FINANCIAL STATEMENTS
                            AS OF SEPTEMBER 30, 1995

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Weatherford Enterra, Inc.:

We have audited the accompanying combined balance sheet of Zapata Energy Industries as of September 30, 1995, and the related combined statements of income and changes in reinvested earnings and cash flows for the year then ended. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Zapata Energy Industries as of September 30, 1995, and the combined results of their operations and their combined cash flows for the year then ended in conformity with generally accepted accounting principles.


   /s/ ARTHUR ANDERSEN LLP
------------------------------------

Houston, Texas
February 23, 1996

                       ZAPATA ENERGY INDUSTRIES
                        COMBINED BALANCE SHEET
                          SEPTEMBER 30, 1995
                  (IN THOUSANDS EXCEPT SHARE AMOUNTS)

                                ASSETS

CURRENT ASSETS:
  Cash and cash equivalents. . . . . . . . . . . . . . $  2,763
  Receivables:
    Trade, net of allowance of $10 . . . . . . . . . .    6,532
    Sales-type lease . . . . . . . . . . . . . . . . .    1,154
  Inventories, net of allowance of $310. . . . . . . .   21,588
  Prepayments and other. . . . . . . . . . . . . . . .       24
                                                       --------
    Total current assets . . . . . . . . . . . . . . .   32,061

PROPERTY, PLANT AND EQUIPMENT, AT COST:
  Land . . . . . . . . . . . . . . . . . . . . . . . .    1,024
  Buildings and improvements . . . . . . . . . . . . .    3,279
  Rental and service equipment . . . . . . . . . . . .   63,679
  Machinery and other equipment. . . . . . . . . . . .    2,681
                                                       --------
                                                         70,663
  Less--Accumulated depreciation . . . . . . . . . . .    9,101
                                                       --------
                                                         61,562
                                                       --------

SALES-TYPE LEASE RECEIVABLES, NET OF CURRENT . . . . .    1,721
GOODWILL, NET. . . . . . . . . . . . . . . . . . . . .   18,402
OTHER ASSETS . . . . . . . . . . . . . . . . . . . . .      165
                                                       --------
  Total assets . . . . . . . . . . . . . . . . . . . . $113,911
                                                       --------
                                                       --------

                 LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
  Current portion of long-term debt. . . . . . . . . .  $   743
  Accounts payable . . . . . . . . . . . . . . . . . .    2,376
  Accrued liabilities. . . . . . . . . . . . . . . . .    3,190
                                                       --------
    Total current liabilities. . . . . . . . . . . . .    6,309
LONG-TERM DEBT, NET OF CURRENT . . . . . . . . . . . .   27,116
DEFERRED INCOME TAXES. . . . . . . . . . . . . . . . .    6,054
DUE TO ZAPATA CORPORATION. . . . . . . . . . . . . . .   48,896
COMMITMENTS AND CONTINGENCIES (NOTE 8)

STOCKHOLDER'S EQUITY:
  Common stock, $1.00 par; 3,000 shares authorized,
   issued and outstanding. . . . . . . . . . . . . . .        3
  Capital in excess of par value . . . . . . . . . . .   20,787
  Reinvested earnings. . . . . . . . . . . . . . . . .    4,746
                                                       --------
                                                         25,536
                                                       --------
    Total liabilities and stockholder's equity . . . . $113,911
                                                       --------
                                                       --------

            The accompanying notes are an integral part of
                  this combined financial statement.

                        ZAPATA ENERGY INDUSTRIES

      COMBINED STATEMENT OF INCOME AND CHANGES IN REINVESTED EARNINGS
                  FOR THE YEAR ENDED SEPTEMBER 30, 1995
                             (IN THOUSANDS)

REVENUES . . . . . . . . . . . . . . . . . . . . . .   $ 66,635
                                                       --------

EXPENSES:
   Operating . . . . . . . . . . . . . . . . . . . .     50,275
   Depreciation and amortization . . . . . . . . . .      5,741
   Selling, general and administrative . . . . . . .      4,666
                                                       --------
     Total operating costs and expenses. . . . . . .     60,682
                                                       --------

OPERATING INCOME . . . . . . . . . . . . . . . . . .      5,953

   Interest expense. . . . . . . . . . . . . . . . .     (3,420)
   Interest income . . . . . . . . . . . . . . . . .        306
   Other income. . . . . . . . . . . . . . . . . . .        510
                                                       --------

INCOME BEFORE INCOME TAXES . . . . . . . . . . . . .      3,349
Provision for income taxes . . . . . . . . . . . . .     (1,400)
                                                       --------

NET INCOME . . . . . . . . . . . . . . . . . . . . .   $  1,949
                                                       --------
                                                       --------
REINVESTED EARNINGS, September 30, 1994. . . . . . .      2,797
                                                       --------

REINVESTED EARNINGS, September 30, 1995. . . . . . .   $  4,746
                                                       --------
                                                       --------

            The accompanying notes are an integral part of
                   this combined financial statement.

                        ZAPATA ENERGY INDUSTRIES

                   COMBINED STATEMENT OF CASH FLOWS
                 FOR THE YEAR ENDED SEPTEMBER 30, 1995
                            (IN THOUSANDS)

CASH PROVIDED BY OPERATING ACTIVITIES:

  NET INCOME . . . . . . . . . . . . . . . . . . . . . . . . $  1,949

  ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED
    BY OPERATING ACTIVITIES:

    Depreciation and amortization. . . . . . . . . . . . . .    5,741
    Deferred income tax. . . . . . . . . . . . . . . . . . .    4,632
    Gain on sale of heat exchanger division. . . . . . . . .     (510)
    Changes in assets and liabilities:
      Decrease in trade receivables, net . . . . . . . . . .      770
      Decrease in sales-type lease receivables . . . . . . .    1,212
      Increase in inventories. . . . . . . . . . . . . . . .   (4,474)
      Decrease in prepayments and other. . . . . . . . . . .      360
      Decrease in accounts payable and accrued liabilities .   (1,294)
                                                             --------
  CASH PROVIDED BY OPERATING ACTIVITIES. . . . . . . . . . .    8,386
                                                             --------

  CASH USED IN INVESTING ACTIVITIES:
  Purchases of property, plant and equipment . . . . . . . .  (12,697)
  Acquisitions of equipment. . . . . . . . . . . . . . . . .   (3,425)
  Proceeds from sale of equipment. . . . . . . . . . . . . .    1,473
  Proceeds from sale of heat exchanger division. . . . . . .    1,470
                                                             --------

  CASH USED IN INVESTING ACTIVITIES. . . . . . . . . . . . .  (13,179)
                                                             --------

  CASH PROVIDED BY FINANCING ACTIVITIES:
  Payments to Zapata Corporation, net. . . . . . . . . . . .   (6,782)
  Borrowings . . . . . . . . . . . . . . . . . . . . . . . .   13,898
  Repayment of borrowings. . . . . . . . . . . . . . . . . .   (1,238)
                                                             --------

  CASH PROVIDED BY FINANCING ACTIVITIES. . . . . . . . . . .    5,878
                                                             --------

  INCREASE IN CASH AND CASH EQUIVALENTS. . . . . . . . . . .    1,085

  CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR . . . . . .    1,678
                                                             --------
  CASH AND CASH EQUIVALENTS AT END OF YEAR . . . . . . . . . $  2,763
                                                             --------
                                                             --------

  SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Cash paid during the year for:
    Interest . . . . . . . . . . . . . . . . . . . . . . . . $  1,634
    Income taxes . . . . . . . . . . . . . . . . . . . . . .      304

             The accompanying notes are an integral part of
                  this combined financial statement.

                           ZAPATA ENERGY INDUSTRIES

                     NOTES TO COMBINED FINANCIAL STATEMENTS

(1)  BUSINESS AND ORGANIZATION---

     The accompanying combined financial statements of Zapata Energy Industries (Energy Industries or the Company) include the accounts of Zapata Rentals, Inc., Zapata Compression Investments, Inc. and Energy Industries, Inc., three wholly-owned subsidiaries of Zapata Corporation (Zapata).

     The Company is engaged in the business of renting, fabricating, selling, and servicing natural gas compressor packages used in the oil and gas industry. Rental service, equipment sales and service revenues accounted for 27%, 62% and 11%, respectively, of total revenues for the year ended September 30, 1995. The Company is headquarted in Corpus Christi, Texas and maintains a network of fifteen sales and service offices in the surrounding four state area. Compression equipment is utilized in the production and transportation of natural gas. Factors influencing compressor rental operations include the number and age of producing gas wells, the ownership of these properties and natural gas prices.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES ---

     PRINCIPLES OF COMBINATION. The financial statements are presented on a combined basis because their business activities are performed as one entity. All significant intercompany accounts and transactions have been eliminated in combination.

     USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     CASH AND CASH EQUIVALENTS. The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

     INVENTORIES. Inventories are valued at the lower of cost or market. Cost is determined using the moving average method for parts inventories. The cost of major component inventories is determined by using specific identification. Inventories at September 30, 1995 are summarized as follows (in thousands):

     Compressor equipment and components . . . . . .  $  7,768
     Parts and materials . . . . . . . . . . . . . .     8,135
     Work in process . . . . . . . . . . . . . . . .     5,995
     Allowance . . . . . . . . . . . . . . . . . . .      (310)
                                                      --------
                                                      $ 21,588
                                                      --------
                                                      --------

     Work in process includes the costs of materials, labor and overhead.

     PROPERTY, PLANT AND EQUIPMENT. Property, plant and equipment is depreciated on a straight-line basis over the estimated useful lives of the assets. Estimated useful lives of assets are as follows:

                           ZAPATA ENERGY INDUSTRIES

                                                        USEFUL LIVES
                                                           (YEARS)
                                                        ------------
     Rental and service equipment. . . . . . . . . . . . .   15
     Building and improvements . . . . . . . . . . . . . .   20
     Machinery and other equipment . . . . . . . . . . . .  5 - 7

     Depreciation expense for the year ended September 30, 1995 was $5,136,000.

     Expenditures for major additions and improvements are capitalized while minor replacements, maintenance and repairs are charged to expense as incurred. When property is retired or otherwise disposed of, the cost and accumulated depreciation are removed from the related accounts, and any resulting gain or loss is included in the combined statement of income.

     GOODWILL. Goodwill represents the excess of the aggregate price paid by the Company in acquisitions accounted for as purchases over the fair market value of the net assets acquired. Goodwill is being amortized on a straight-line basis over 40 years. Management continually evaluates whether events or circumstances have occurred that indicate the remaining estimated useful life of goodwill may warrant revision or that the remaining balance of goodwill may not be recoverable. Goodwill amortization expense totaled $483,000 during 1995. Accumulated amortization at September 30, 1995 was $926,000.

     INCOME TAXES.    The Company is included in Zapata's consolidated U.S.
federal income tax return; however, its income tax effects are reflected on a separate company basis for financial reporting purposes. The Company applies the liability method of accounting for income taxes. Accordingly, deferred tax assets and liabilities are determined based on the estimated future tax effects of differences between the financial statement and tax bases of assets and liabilities given the provisions of enacted tax laws.

     EQUIPMENT UNDER OPERATING LEASES AND HELD FOR LEASE. The Company leases certain equipment to customers under agreements that contain an option to purchase the equipment at any time. The option amount is computed based on the original purchase price, less payments received, plus interest and insurance covering the period from the inception of the lease to the date the option is exercised. The lease payments are generally computed to pay-out the original purchase price plus interest over approximately 36 months. Leases with noncancelable lease terms greater than 18 months are considered sales-type leases because by the end of the original lease term, the option price is expected to be lower than the equipment's fair market value. Equipment leased under agreements with noncancelable lease terms of less than 18 months and those which do not include a purchase option are accounted for as operating leases and included in the rental fleet in property, plant and equipment. Rental inventory is depreciated over the estimated life based on a proportionate amount of rental income receipts. Rental inventory depreciation expense totalled $122,000 in 1995.

     CONCENTRATION OF CREDIT RISK. The Company sells, leases, and rents gas compressors to customers in the oil and gas industry. The Company generally does not require collateral. However, cash prepayments and security deposits are required for accounts with indicated credit risks. The Company also bills for progress payments from time to time on large dollar, long-term construction projects. The Company maintains reserves for potential losses, and credit losses have been within management's expectations.

     At September 30, 1995, the Company had cash deposits concentrated primarily in one bank.

                           ZAPATA ENERGY INDUSTRIES

     REVENUES. Revenues are recognized as rental equipment is provided, as services are performed, or as parts or equipment deliveries are made. In some cases, revenue is recognized on large compressor equipment construction when the project is completed, but before the equipment is actually shipped. This practice is common when a customer agrees to take delivery and pay an invoice for the equipment, but is not yet ready to take possession of the equipment. Most rental contracts have an initial contract term of six to twelve months and then continue on a month-to-month basis. Lease charges are billed at the end of each month for the following month. Energy Industries provides a limited warranty on certain equipment and services. The warranty period varies depending on the equipment sold or service performed. A liability for performance under warranty obligations is accrued based upon the nature of the warranty and historical experience.

(3)  ACQUISITIONS AND DISPOSITIONS ---

     In January 1995, Energy Industries sold its heat exchanger division, located in Garland, Texas, resulting in a net gain of $510,000 which is included in the combined statement of income as other income. The Company received $1,470,000 in cash, and entered into an alliance agreement structured to provide Energy Industries with the heat exchangers necessary to perform its fabrication operations. As part of the consideration of the sale, Energy Industries received a $725,000 credit to be used against future purchases over the next five years at a rate of 10% off of normal invoice price. The Company did not record a gain associated with the $725,000 credit because management believed that ultimate realization of the benefit was uncertain.

     During February 1995, the company acquired the rental fleet of J-Brex Company, located in Amarillo, Texas, for $725,000. Fourteen active rental units were acquired in this transaction, and the Company entered into a three-year rental alliance agreement which affords the Company the right of first refusal on these and any future compressors J-Brex may need.

     In April 1995, Energy Industries acquired the forty-four unit rental fleet of Mountain Front Pipeline Company, Inc. located in Oklahoma and Arkansas. Energy Industries purchased these units for $2,700,000, and entered into a rental alliance agreement with Mountain Front, which affords the Company exclusive rights for these and any future compressors for a period of up to 30 months.

(4)  ACCRUED LIABILITIES ---

     Accrued liabilities as of September 30, 1995 are summarized as follows (in thousands):

     State income taxes. . . . . . . . . . . . . . . .  $   367
     Sales taxes . . . . . . . . . . . . . . . . . . .      359
     Insurance . . . . . . . . . . . . . . . . . . . .      280
     Maintenance . . . . . . . . . . . . . . . . . . .      280
     Ad valorem taxes. . . . . . . . . . . . . . . . .      374
     Accrued warranty. . . . . . . . . . . . . . . . .      302
     Other accrued liabilities . . . . . . . . . . . .    1,228
                                                        -------
                                                        $ 3,190
                                                        -------
                                                        -------

                           ZAPATA ENERGY INDUSTRIES

(5)  LONG-TERM DEBT ---

     Long-term debt at September 30, 1995 consists of the following (in thousands):

       Texas Commerce Bank revolving-term credit facility,
       interest at prime or Eurodollar rates, 7.375% at
       September 30, 1995, due in quarterly installments
       beginning in 1997 through 1999, collateralized by
       certain compression assets. . . . . . . . . . . . . . .  $25,800
       Other debt, interest ranging from 8.9% - 9.6% . . . . .    2,059
                                                                -------
          Total debt . . . . . . . . . . . . . . . . . . . . .   27,859
       Less current maturities . . . . . . . . . . . . . . . .      743
                                                                -------
          Long-term debt . . . . . . . . . . . . . . . . . . .  $27,116
                                                                -------
                                                                -------

     Interest expense on long-term debt totalled $1,720,000 in 1995.

       At September 30, 1994, a line of credit was opened with Texas Commerce Bank. This credit agreement provides the Company with a $30,000,000 revolving credit facility that converts after two years to a three-year amortizing term loan. The debt bears interest at a variable rate, adjusted periodically based on prime or Eurodollar interest rate.

     The estimated fair value of total long term debt at September 30, 1995 approximates book value.

     Maturities of the Company's long-term debt at September 30, 1995 are as follows (in thousands):

     1996. . . . . . . . . . . . . . . . . . . . . . .$  743
     1997. . . . . . . . . . . . . . . . . . . . . . . 8,990
     1998. . . . . . . . . . . . . . . . . . . . . . . 9,153
     1999. . . . . . . . . . . . . . . . . . . . . . . 8,928
     2000. . . . . . . . . . . . . . . . . . . . . . .    45
                                                     -------
                                                     $27,859
                                                     -------
                                                     -------

(6)  INCOME TAXES ---

     The components of the combined income tax provision are as follows (in thousands):

                           ZAPATA ENERGY INDUSTRIES

     Income tax provision:
       Current:
          State. . . . . . . . . . . . . . . . . . . .  $   250
          U.S. . . . . . . . . . . . . . . . . . . . .   (3,482)
       Deferred:
          U.S. . . . . . . . . . . . . . . . . . . . .    4,632
                                                        -------
                                                        $ 1,400
                                                        -------
                                                        -------

     The combined provision for income taxes differs from the provision computed at the statutory U.S. federal income tax rate of 34% in 1995 for the following reasons (in thousands):

     Tax provision at U.S. statutory rate. . . . . . .  $ 1,139
     State income taxes. . . . . . . . . . . . . . . .      250
     Other . . . . . . . . . . . . . . . . . . . . . .       11
                                                        -------
                                                        $ 1,400
                                                        -------
                                                        -------

     The tax effects of significant temporary differences giving rise to deferred tax assets (liabilities) are as follows (in thousands):

     Deferred tax assets:
       Financial reserves and accruals not yet
        deductible . . . . . . . . . . . . . . . . . .  $   514
                                                        -------

     Deferred tax liabilities:
       Property, plant and equipment . . . . . . . . .  $(5,358)
       Other . . . . . . . . . . . . . . . . . . . . .   (1,138)
                                                        -------
                                                         (6,496)
                                                        -------
       Net deferred tax liability. . . . . . . . . . .  $(5,982)
                                                        -------
                                                        -------

(7)  PROFIT SHARING PLAN ---

     All qualified employees of the Company are covered under the Energy Industries, Inc. Profit Sharing Plan. The Company matches an employee's voluntary contribution on a dollar-for-dollar basis, up to 2% of the employee's gross payroll. The Company can also elect to make an annual contribution to the plan based on profits. These contributions are allocated to the participants based on gross payroll. Contributions of $131,000 were made under this discretionary profit sharing feature of the plan for the year ended September 30, 1995.

(8)  COMMITMENTS AND CONTINGENCIES ---

     SALES-TYPE LEASE RECEIVABLES. Energy Industries provides a capital lease financing option to its customers. Future minimum lease payments receivable resulting from the sale of compression packages under sales-type leases are due as follows (in thousands):

                           ZAPATA ENERGY INDUSTRIES

        1996 . . . . . . . . . . . . . . . . . .  $  1,154
        1997 . . . . . . . . . . . . . . . . . .       699
        1998 . . . . . . . . . . . . . . . . . .       647
        1999 . . . . . . . . . . . . . . . . . .       358
        2000 . . . . . . . . . . . . . . . . . .        17
                                                  --------
                                                  $  2,875
                                                  --------
                                                  --------

     Energy Industries periodically sells a portion of its lease receivables to third party factoring companies. Certain of these receivables are sold with partial recourse to the Company. At September 30, 1995, the total amount of recourse to the Company on the unpaid balance of all previously sold receivables was $1,685,000. During fiscal 1995, the Company sold a total of $92,000 of these receivables. To date, the Company has not experienced any significant recourse losses.

     OPERATING LEASES RECEIVABLE. The Company maintains a fleet of natural gas compressor packages for rental under operating leases. At September 30, 1995, the net book value of such property was $55,826,000. Future minimum lease payments receivable under remaining noncancelable operating leases as of September 30, 1995 are as follows (in thousands):

        1996 . . . . . . . . . . . . . . . . . .  $  5,554
        1997 . . . . . . . . . . . . . . . . . .     2,514
        1998 . . . . . . . . . . . . . . . . . .       806
                                                  --------
                                                  $  8,874
                                                  --------
                                                  --------

     OPERATING LEASES PAYABLE. The Company leases certain buildings and service equipment under noncancelable operating leases. Aggregate minimum rental commitments under noncancelable operating leases with lease terms in excess of one year as of September 30, 1995 are as follows (in thousands):

        1996 . . . . . . . . . . . . . . . . . $  240
        1997 . . . . . . . . . . . . . . . . .    273
        1998 . . . . . . . . . . . . . . . . .    215
        1999 . . . . . . . . . . . . . . . . .     78
                                               ------
                                               $  806
                                               ------
                                               ------

     Rental expenses for operating leases were $755,000 for the year ended September 30, 1995.

     CLAIMS AND LITIGATION. The Company is defending various claims and litigation arising in the normal course of business. In the opinion of management, uninsured losses, if any, resulting from these matters will not have a material adverse effect on the Company's results of operations or financial position.

     LONG-TERM SUPPLY AND DISTRIBUTION AGREEMENTS. The Company has commitments under two long-term supply and distribution agreements as follows:

     Energy Industries and Atlas Copco Airpower N.V. (Atlas Copco), a Belgian corporation, entered into the following three agreements: Know-How license agreement, Screw Compressor Development and Distribution agreement, and OEM agreement (a supply agreement). Under such agreements, Atlas Copco

                           ZAPATA ENERGY INDUSTRIES
represents Energy Industries in countries and markets where the Company does not have sales contracts or convenient access. Atlas Copco receives a commission on sales that Energy Industries makes internationally, whether they made the initial sales contact or not. The contract specifically excludes sales to Canada and Mexico. The initial term of the contract was in effect until July 15, 1995 and renews automatically for successive one year terms unless terminated by one of the parties in advance. International sales, excluding Canada and Mexico, were $992,345 and the Company paid Atlas Copco $177,607 under such agreements for the year ended September 30, 1995.

     Energy Industries is under contract with Energy Industries LTD (EIL), a Canadian corporation, pursuant to which Energy Industries is required to supply EIL with proprietary compressor components used in the fabrication of gas compressor packages. Also, according to this agreement, EIL cannot buy similar components from other manufacturers. The companies also are bound by non-compete agreements in each other's respective country. This agreement remains in effect through November 1996, after which time Energy Industries will be obligated to sell compressor components to EIL until 2002, but not on an exclusive basis in Canada. In addition, after 1996 either company may compete in the other's country for sales of new compressor packages or any other product or services. Sales to EIL pursuant to the agreement were $4,685,333 for the year ended September 30, 1995.

(9)  RELATED PARTY TRANSACTIONS ---

     Energy Industries purchases Caterpillar engines and parts from Holt Company of Texas (Holt), a corporation owned by the CEO of Energy Industries, a major stockholder and director of Zapata. During 1995, Energy
Industries purchased $10,415,000 of parts and engines from Holt. At September 30, 1995, Energy Industries owed Holt $326,000 related to these purchases.

     The Company's interest expense includes an allocation of interest expense from Zapata totaling $1,700,000 for the year ended September 30, 1995. Interest expense of Zapata that was not directly attributable to or related to other operations of Zapata was allocated to the Company based on a ratio of the Company's net assets to the sum of total net assets of Zapata plus general debt of Zapata. Additionally, Zapata performs certain administrative functions for Energy Industries including insurance policy placement, and income tax and legal support. These costs are charged to Energy Industries based upon costs incurred in support of these activities.

(10) SUBSEQUENT EVENTS---

     On December 15, 1995, substantially all of the assets of Energy Industries were purchased by Weatherford Enterra, Inc. for a purchase price of approximately $130,000,000, subject to adjustment, and the assumption of certain current liabilities. Zapata used a portion of the proceeds from the sale to repay all amounts outstanding under the Company's $30,000,000 revolving credit facility.


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